                                                                EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1996 96-2 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of March, 1997.

                                   GREEN TREE FINANCIAL CORP.



                                   BY: /s/Phyllis A. Knight
                                      -----------------------------
                                      Phyllis A. Knight
                                      Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997


                                CUSIP#'S  393505-LS9,LT7,LU4,LV2,LW0
                                TRUST ACCOUNT #13223001
                                REMITTANCE DATE: 3/17/97

                                                                Total $                   Per $1,000
Class A Certificates                                            Amount                    Original
--------------------                                            --------                  ----------
(1a) Amount available (including Monthly Servicing Fee)        $5,964,172.33


(b)  Class M-1 Interest Deficiency Amount (if any) and
     Class B-1 Interest Deficiency Amount (if any)
     withdrawn for prior Remittance Date                                0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest Deficiency
     Amount and B-1 Interest Deficiency
     Amount for prior Remittance Date                           5,964,172.33

A.  Interest

   (2)  Aggregate Interest
        a. Class A-1 Remittance Rate(6.10%)                             6.10%
        b. Class A-1 Interest                                     597,182.51                4.14710076
        c. Class A-2 Remittance Rate(6.45%)                             6.45%
        d. Class A-2 Interest                                     314,437.50                5.37500000
        e. Class A-3 Remittance Rate(6.90%)                             6.90%
        f. Class A-3 Interest                                     181,700.00                5.75000000
        g. Class A-4 Remittance Rate(7.20%)                             7.20%
        h. Class A-4 Interest                                     421,440.00                6.00000000
        i. Class A-5 Remittance Rate(7.65%,
           unless Weighted Average Contract
           Rate is below 7.65%)                                         7.65%
        j. Class A-5 Interest                                     521,857.50                6.37500000

 (3)    Amount applied to:
        a. Unpaid Class A Interest
           Shortfall                                                     .00                       .00

 (4)    Remaining:
        a. Unpaid Class A Interest
        Shortfall                                                        .00                       .00

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 2

                                     CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                                     TRUST ACCOUNT #13223001
                                     REMITTANCE DATE: 3/17/97

B. Principal
   (5) Formula Principal Distribution
       Amount                                       2,774,792.64           N/A
         a. Scheduled Principal                       826,552.60           N/A
         b. Principal Prepayments                   1,389,672.16           N/A
         c. Liquidated Contracts                      558,567.88           N/A
         d. Repurchases                                      .00           N/A
   (6)   Pool Scheduled Principal
         Balance                                  435,972,066.09  937.03361287
   (6a)  Pool Factor                                   .93703361

   (7)  Unpaid Class A Principal Shortfall
        (if any)following prior Remittance
        date                                                .00
   (8)  Class A Percentage for such Remittance
        Date                                              91.52%
   (9)  Class A Percentage for the following
        Remittance Date                                   91.46%
   (10) Class A Principal Distribution:
        a. Class A-1                               2,774,792.64    19.26939333
        b. Class A-2                                        .00            .00
        c. Class A-3                                        .00            .00
        d. Class A-4                                        .00            .00
        e. Class A-5                                        .00            .00

   (11) Class A-1 Principal Balance              114,703,734.09   796.55370896
   (11a)      Class A-1 Pool Factor                   .79655371

   (12) Class A-2 Principal Balance               58,500,000.00   1000.0000000
   (12a)      Class A-2 Pool Factor                  1.00000000

   (13) Class A-3 Principal Balance               31,600,000.00   1000.0000000
   (13a)      Class A-3 Pool Factor                  1.00000000

   (14) Class A-4 Principal Balance               70,240,000.00   1000.0000000


                        GREEN TREE FINANCIAL CORPORATION
                         MANUFACTURED HOUSING CONTRACT
                   SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 3


                                      CUSIP#'S 393505-LS9,LT7,LU4,LV2,LW0
                                      TRUST ACCOUNT #13223001
                                      REMITTANCE DATE: 3/17/97


 (14a) Class A-4 Pool Factor                                  1.00000000
 (15)  Class A-5 Principal Balance                         81,860,000.00       1000.0000000
 (15a) Class A-5 Pool Factor                                  1.00000000

 (16)  Unpaid Class A Principal Shortfall
       if any)following current Remittance Date                      .00

C.  Aggregate Scheduled Balances and Number of Delinquent
    Contracts as of Determination Date

(17) 31-59 days                                             4,579,106.21                143

(18) 60 days or more                                        4,768,463.52                144

(19) Current Month Repossessions                            1,606,353.57                 52

(20) Repossession Inventory                                 6,589,024.78                213

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in April 2000)

(21) Average Sixty-Day Delinquency Ratio Test

     (a) Sixty-Day Delinquency Ratio for current
         Remittance Date                                            1.09%

     (b) Average Sixty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 3.5%)                               1.16%

(22) Average Thirty-Day Delinquency Ratio Test

     (a) Thirty-Day Delinquency Ratio for current
         Remittance Date                                            1.05%

     (b) Average Thirty-Day Delinquency Ratio (arithmetic
         average of ratios for this month and two preceding
         months; may not exceed 5.5%)                               1.09%


                             GREEN TREE FINANCIAL
                                  CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.10%, 6.45%, 6.90%,
                                 7.20%, 7.65%
                                 PASS-THROUGH
                          CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 4

                                    CUSIP#'S   393505-LS9,LT7,LU4,LV2,LW0
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 3/17/97

(23) Cumulative Realized Losses Test

     (a) Cumulative Realized Losses for the current Remittance
         Date (as a percentage of Cut-off Date Pool Principal
         Balance; may not exceed 5.5% from March 1, 2000 to
         February 28, 2001, 6.5% from March 1, 2001 to
         February 28, 2002, 8.5% from March 1, 2002 to
         February 28, 2003 and 9.5% thereafter)                              .21%

(24) Current Realized Losses Test

     (a) Current Realized Losses for current Remittance Date
                                                                      226,652.31
     (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
         arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
         may not exceed 2.25%)                                               .56%

(25) Class M-1 Principal Balance Test

   (a) The sum of Class M-1 Principal Balance and Class B
       Principal Balance (before distributions on current
       Remittance Date) divided by Pool Scheduled Principal
       Balance as of preceding Remittance Date (may not
       exceed 25.5%)                                                       18.02%

(26) Class B Principal Balance Test

     (a) Class B Principal Balance (before any distributions
         on current Remittance Date) as of such Remittance date
         greater than $9,305,367.00                                          .00

     (b) Class B Principal Balance (before any distributions
         on current Remittance Date) divided by pool Scheduled
         Principal Balance as of preceding Remittance Date is
         equal to or greater than 12.00%                                    8.48%


                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.60%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 5

                                    CUSIP#'S  393505-LX8
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 3/17/97



                                                          Total $                          Per $1,000
CLASS M1 CERTIFICATES                                     Amount                           Original
---------------------                                     ------                           ----------
(27) Amount available (including Monthly
     Servicing Fee)                                   1,152,762.18

A.   Interest
(28) Aggregate interest
     a.  Class M-1 Remittance Rate (7.60%,
         unless Weighted Average Contract
         Rate is below 7.60%)                                 7.60%
     b.  Class M-1 Interest                             265,050.00                             6.33333333

(29) Amount applied to Class M-1 Interest
     Deficiency Amount                                         .00                                      0

(30) Remaining unpaid Class M-1 Interest
     Deficiency Amount                                         .00                                      0

(31) Amount Applied to:
     a.  Unpaid Class M-1 Interest Shortfall                  .00                                        0

(32) Remaining:
     a.  Unpaid Class M-1 Interest Shortfall                  .00                                        0

B.   Principal
(33) Formula Principal Distribution Amount
     a.  Scheduled Principal                                 .00                                       N/A
     b.  Principal Prepayments                               .00                                       N/A
     c.  Liquidated Contracts                                .00                                       N/A
     d.  Repurchases                                         .00                                       N/A

(34) Class M-1 Principal Balance                  41,850,000.00                              1000.00000000
(34a)      Class M-1 Pool Factor                     1.00000000

(35) Class M-1 Percentage for such Remittance
     Date                                                   .00%

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 6

                                   CUSIP#'S 393505-LY6,LZ3
                                   TRUST ACCOUNT #13223001
                                   REMITTANCE DATE: 3/17/97


(36) Class M-1 Percentage for the following
     Remittance Date                                             .00%

(37) Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                    .00                0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                   .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                                        .00

                                                             Total $                Per $1,000
                                                             Amount                  Original
                                                             --------               ----------
Class B1 Certificates
---------------------
(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including Monthly
     Servicing Fee)                                       887,712.18

(2) Class B-1 Remittance Rate (7.55% unless
    Weighted Average Contract Rate is
    below 7.55%)                                                7.55%

(3) Aggregate Class B1 Interest                           117,025.00                 6.29166667

(4) Amount applied to Unpaid Class
    B1 Interest Shortfall                                        .00                        .00

(5) Remaining unpaid Class B1
    Interest Shortfall                                           .00                        .00

(6) Amount applied to Class B1 Interest
    Deficiency Amount                                            .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 7

                                     CUSIP#'S 393505-LY6, LZ3
                                     TRUST ACCOUNT #13223001
                                     REMITTANCE DATE: 3/17/97


                                                  Total $          Per $1,000
                                                  Amount            Original
                                                  --------         ----------
   (7) Remaining Unpaid Class B-1 Interest
       Deficiency Amount                              .00

   (8) Unpaid Class B1 Principal Shortfall
       (if any) following prior
       Remittance Date                                .00

  (8a) Class B Percentage for such
       Remittance Date                                .00

  (8b) Class B Percentage for the following
       Remittance Date                                .00

   (9) Current Principal (Class B Percentage of
       Formula Principal Distribution Amount)         .00

 (10a) Class B1 Principal Shortfall                   .00

 (10b) Unpaid Class B1 Principal Shortfall            .00

  (11) Class B Principal Balance            37,218,332.00

  (12) Class B1 Principal Balance           18,600,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available               770,687.18

(14) Class B-2 Remittance Rate (7.90%
     unless Weighted Average Contract
     Rate is less than 7.90%)                        7.90%

(15) Aggregate Class B2 Interest               122,570.69         6.58333357


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 8

                                    CUSIP#'S 393505-LY6, LZ3
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 3/17/97


                                              Total $            Per $1,000
                                              Amount              Original
                                              -------            ----------
(16) Amount applied to Unpaid Class
     B2 Interest Shortfall                        .00                 .00

(17) Remaining Unpaid Class B2
     Interest Shortfall                           .00                 .00

(18) Unpaid Class B2 Principal Shortfall
     (if any) following prior Remittance
     Date                                         .00

(19) Class B2 Principal Liquidation Loss Amount   .00

(20) Class B2 Principal (zero until Class
     B1 paid down; thereafter, Class B
     Percentage of Formula Principal
     Distribution Amount)                         .00

(21) Guarantee Payment                            .00

(22) Class B2 Principal Balance  18,618,332.00

(23) Monthly Servicing Fee (Deducted from
     Certificate Account balance to arrive at
     Amount Available if the Company or Green
     Tree Financial Corporation is not the
     Servicer; deducted from funds remaining
     after payment of Class A Distribution
     Amount, Class M-1 Distribution Amount,
     Class B-1 Distribution Amount and Class
     B-2 Distribution Amount; if the Company
     or Green Tree Financial Corporation
     is the Servicer)                      182,811.19

(24) 3% Guarantee Fee                      465,305.30

(25) Class C Residual Payment                     .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.55%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-2
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 9

                                    CUSIP#'S   393505-LY6, LZ3
                                    TRUST ACCOUNT #13223001
                                    REMITTANCE DATE: 3/17/97

(26) Class M-1 Interest Deficiency on such
     Remittance Date                               .00

(27) Class B-1 Interest Deficiency on such
     Remittance Date                               .00

(28) Repossessed Contracts                1,606,353.57

(29) Repossessed Contracts Remaining
     in Inventory                         6,589,024.78

(30) Weighted Average Contract Rate            9.86073

                                      GTFC
                                     1996-2
                                 FEBRUARY 1997
                              Defaulted Contracts

                                                   Estimated
                                                    Loss At
  Account#   Principal    Interest     Amount      Sale Date
  --------   ---------    --------     ------      ---------
22324384       14,761.75      88.93    14,850.68    11,233.29
28322896       13,302.84      80.14    13,382.98      (350.33)
28322925       12,096.08      72.87    12,168.95     4,030.47
34309784       19,600.18     118.09    19,718.27     1,901.65
45303818       32,810.19     197.68    33,007.87    14,849.97
52312117       18,412.33     110.93    18,523.26     7,203.16
52312272       28,184.96     169.81    28,354.77     6,695.23
52312299       15,144.28      91.24    15,235.52     6,141.76
52312412       32,103.91     193.42    32,297.33     9,643.68
60308191       21,837.70     131.56    21,968.76     7,953.32
60308240       17,276.78     104.09    17,380.87     4,805.91
60308282       27,082.09     163.16    27,245.25     9,991.67
63321490       16,106.63      97.04    16,203.67    11,160.81
63321637       28,104.70     169.33    28,274.03     5,465.94
70309872        7,511.47      45.25     7,556.72     4,021.21
70309914       28,009.79     168.75    28,178.54    12,754.28
74320838       25,588.50     154.17    25,742.67     8,342.44
74320862       16,677.35     100.48    16,777.83     7,662.28
75326634       19,194.03     115.64    19,309.67    15,797.37
76318237       15,036.54      90.59    15,127.13     5,823.42
78301841       12,243.68      73.76    12,317.44     8,435.35
78302017       26,548.86     159.95    26,708.81     8,899.63
85318229       20,739.10     124.95    20,864.05     8,926.84
87321023       29,352.73     176.85    29,529.58    10,597.70
90324097        5,004.46      30.15     5,034.61     4,955.08
90324108       27,902.67     168.11    28,070.78     8,413.09
92304355       16,427.20      98.97    16,526.17     7,754.57
97329997       11,507.58      69.33    11,576.91    11,001.43

TOTALS       $558,567.88  $3,365.24  $561,933.12  $224,111.22
             ===========  =========  ===========  ===========
